(RULE 14C-101)

          INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
    OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.     )


Check the appropriate box:

[x]    Preliminary Information Statement   [ ] Confidential, for
                                               use of the
                                               Commission only
(as
                                               permitted by
                                               Rule 14c-5(d)(2))
[ ]    Definitive Information Statement

                   Univision Communications Inc.
           (Name of Registrant As Specified In Charter)


     Payment of Filing Fee (Check the appropriate box):

     [x]    No fee required.

     [ ]    Fee computed on table below per Exchange Act Rules
          14c-5(g) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

     [ ]    Fee paid previously with preliminary materials.

     [ ]    Check box if any part of the fee is offset as
provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                        UNIVISION COMMUNICATIONS
                 1999 AVENUE OF THE STARS, SUITE 3050
                     LOS ANGELES, CALIFORNIA  90067

                           December __, 1997

Dear Stockholder:

     I am writing to inform you of an amendment to the Restated Certificate of Incorporation of Univision Communications Inc. (the "Company") to (a) increase the authorized number of shares of common stock from 197,660,000 to 342,000,000, and (b) effect a two-for-one stock split. The authorized number of Class P Common Stock will increase from 23,830,000 shares to 96,000,000 shares, Class T Common Stock will increase from 11,915,000 shares to 48,000,000 shares and Class V Common Stock will increase from 11,915,000 shares to 48,000,000. The authorized number of shares of Class A Common Stock and Series A Cumulative Convertible Preferred Stock will remain unchanged. The new shares will be distributed on or about January 12, 1998 to stockholders of record as of the close of business on December 17, 1997. Stockholders holding in excess of a majority of the votes of each of the Class P Common Stock, Class T Common Stock, and Class V Common Stock have approved the amendment to increase the number of authorized shares of their respective classes of stock. Stockholders holding in excess of a majority of the votes of Class A Common Stock, Class P Common Stock and Series A Cumulative Convertible Preferred Stock and the Class T Common Stock and Class V Common Stock voting together as one class have approved the amendment to the Company's Restated Certificate of Incorporation to effect the stock split. Therefore, this Information Statement is being furnished to stockholders of the Company for informational purposes only.

     THE BOARD OF DIRECTORS OF THE COMPANY HAS UNANIMOUSLY
APPROVED THE AMENDMENT TO THE RESTATED CERTIFICATE OF
INCORPORATION.

     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
NOT TO SEND US A PROXY.

     The accompanying Information Statement describes in more detail the amendment to the Restated Certificate of Incorporation. I urge you to read the accompanying materials carefully.

                          Sincerely,


                          A. Jerrold Perenchio
                          Chairman of the Board

                      UNIVISION COMMUNICATIONS INC.
                  1999 AVENUE OF THE STARS, SUITE 3050
                    LOS ANGELES, CALIFORNIA  90067
                       ________________________
                            INFORMATION
                             STATEMENT
                       ________________________

                        GENERAL INFORMATION

     This Information Statement is being furnished to the stockholders of Univision Communications Inc., a Delaware corporation (the "Company"), in connection with the amendment to the Company's Restated Certificate of Incorporation (the "Amendment") to (a) increase the authorized number of shares of common stock from 197,660,000 to 342,000,000, and, and (b) effect a two-for-one stock split. The authorized number of Class P Common Stock will increase from 23,830,000 shares to 96,000,000 shares, Class T Common Stock will increase from 11,915,000 shares to 48,000,000 shares and Class V Common Stock will increase from 11,915,000 shares to 48,000,000. The authorized number of shares of Class A Common Stock and Series A Cumulative Convertible Preferred Stock (the "Series A Preferred") will remain unchanged.


     THE BOARD OF DIRECTORS OF THE COMPANY HAS UNANIMOUSLY
APPROVED THE AMENDMENT.

     The new shares will be distributed on or about January 12, 1998 to stockholders of record as of the close of business on December 17, 1997. Stockholders holding in excess of a majority of the votes of each of the Class P Common Stock, Class T Common Stock, and Class V Common Stock have approved the Amendment to increase the number of authorized shares of their respective classes of stock. Stockholders holding in excess of a majority of the votes of the Class A Common Stock, the Class P Common Stock and the Series A Preferred (the "Class A/P Stock"), Class T Common Stock and Class V Common Stock voting together as one class have approved the Amendment. Therefore, no other stockholder approval is required. This Information Statement is being furnished to you for informational purposes only.

     This Information Statement is first being mailed on or about December __, 1997 to the stockholders of the Company of record as of the close of business on December 4, 1997. On December 1, 1997 the outstanding voting securities of the Company consisted of 12,045,863 shares of Class A Common Stock, 21,683,235 shares of Class P Common Stock, 4,459,291 shares of Class T Common Stock, 4,459,291 shares of Class V Common Stock and 12,000 shares of Series A Preferred (convertible at the option of the holder into 367,112 shares of Class A Common Stock). The holders of the Class A Common Stock, Class T Common Stock, Class V Common Stock and Series A Preferred have one vote per share on all matters on which they are entitled to vote. The holders of the Class P Common Stock have 10 votes per share on all matters on which they are entitled to vote.

     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
NOT TO SEND US A PROXY.

    PROPOSAL TO AMEND THE RESTATED CERTIFICATE OF
INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES


     Subject to stockholder approval, the Board of Directors approved on December 3, 1997, and recommended that the stockholders approve, the Amendment to (a) increase the authorized number of Class P Common Stock from 23,830,000 shares to 96,000,000 shares, Class T Common Stock from 11,915,000 shares to 48,000,000 shares and Class V Common Stock from 11,915,000 shares to 48,000,000 and (b) effect a two-for-one stock split. The portion of Article Fourth of the Restated Certificate of Incorporation as proposed to be amended is attached as Annex I to this Information Statement.

     The Board of Directors believes that it is in the best interests of the Company and its stockholders to increase the number of authorized shares of capital stock and effect the stock split as described above.

     The stock split will result in each holder of one share of Class A Common Stock, Class P Common Stock, Class T Common Stock and Class V Common Stock immediately prior to the stock split holding two shares of that same class of stock immediately after such stock split. The Company believes that the stock split will increase the number of Company shares outstanding and lower the price, making the stock more accessible to a broader base of investors.

     None of the shares of common or preferred stock currently authorized or the additional shares of common stock proposed to be authorized will carry preemptive rights when issued. The additional shares of Class P Common Stock, Class T Common Stock and Class V Common Stock will be a part of the corresponding existing classes of Common Stock and, if and when issued, would have the same rights and privileges as the shares presently outstanding. While the stock split will not have a dilutive effect on the equity or voting rights of the Company's existing stockholders, the issuance of additional authorized shares of common stock may have such a dilutive effect.

     Approval of the Amendment requires the affirmative vote of at least a majority of the voting interest of (a) each of the Class P Common Stock, Class T Common Stock, and Class V Common Stock voting as a separate class to increase the number of authorized shares of their respective classes, and (b) the issued and outstanding shares of Class A/P Stock, Class T Common Stock and Class V Common Stock of the Company voting together as one class. All of the required votes have been obtained.

                  SECURITIES OWNERSHIP OF CERTAIN
                 BENEFICIAL OWNERS AND MANAGEMENT


     The following table sets forth, as of December 1, 1997, information relating to the beneficial ownership of the Company's voting securities as of December 1, 1997 (without giving effect to the stock split), by (i) each person who is known by the Company to own beneficially 5% or more of the outstanding shares of any class of the Company's voting securities, (ii) each of the Company's directors, (iii) the Company's executive officers named below, and (iv) all directors and executive officers as a group. Since the Class P Common Stock has 10 votes per share on substantially all matters submitted to stockholders, Mr. A. Jerrold Perenchio and his affiliates have 94.7% of the aggregate voting power of the Class A/P Stock outstanding and 91.1% of the aggregate voting power of all of the Company's voting securities outstanding. Except as indicated in the footnotes to the table, the persons named in the table have sole voting and investment power with respect to all shares of the Company's voting securities shown as beneficially owned by them, subject to community property laws where applicable. Please see the footnotes below for the disclosure required by the Securities Exchange Act of 1934 for each of the parties listed below. Because the Class P, Class T and Class V Common Stock and the Series A Preferred can be converted to Class A Common Stock at any time, the Company is presenting the information below based on such conversions.


                                                                    Percent of
                                                                    Class A
                                                                    Common
                                                                    Stock
                                       Number of        Percent of  Benefici-
                                       Shares of        Class A     -ally
                                       Class A          Common      Owned
                                       Common Stock     Stock       Assuming
                                       Beneficially     Benefici-   All Warrants
                                       Owned            ally Owned  are
Name and Address (1)   Title of Class  (2)(3)           Owned(3)    Exercised(10)

A. Jerrold Perenchio   Class A and     21,683,335(4)(5)   50.4%      37.7%
                       Class P
                       Common Stock

Grupo Televisa, S.A.   Class T         4,459,291(5)(6)    10.4       20.0
 Avenida Chapultepec,  Common Stock
  No. 28 06724 Mexico,
  D.F. Mexico

Venevision             Class V         4,459,291(5)(6)(9) 10.4       20.0
  c/o Finser Corporation  Common Stock
  550 Biltmore Way
  Suite 900
  Coral Gables, Florida
  33134

Janus Capital Corporation  Class A     1,448,650(7)        3.4       2.5
  100 Fillmore Street      Common Stock
  Denver, Colorado
  80206-4973

Putnam Investments, Inc.   Class A     2,150,236(8)        5.0       3.7
  One Post Office Square   Common Stock
  Boston, Massachusetts
  02109

The Davila Family, LLC     Class A, P,   1,065,007(5)(6)    2.5      3.1
  c/o Suite 2500           T and V Common
                           Stock
  One New York Plaza
  New York, New York
  10004

Stephen P. Rader           Class A        1,157,263(11)     2.7      2.0
  and Anne W. Rader        Common Stock
  c/o Coldstream Capital, LLC
  865 South Figueroa Street
  Suite 700
  Los Angeles, California
  90017

George W. Blank (1)        Class A        91,500(13)        *        *
                           Common Stock

Robert V. Cahill (1)       Class A        50,000(13)        *        *
                           Common Stock

Henry Cisneros (1)         Class A        33,333(13)        *        *
                           Common Stock

Harold Gaba (1)            Class A        10,500            *        *
                           Common Stock

Alan F. Horn (1)           Class A        10,000            *        *
                           Common Stock

John G. Perenchio (1)      Class A        3,300             *        *
                           Common Stock

Ray Rodriguez (1)          Class A        84,900(13)        *         *
                           Common Stock

Gustavo Cisneros           N/A             0(9)            0         0
  c/o Finser Corporation
  550 Biltmore Way
  Suite 900
  Coral Gables, Florida
  33134

Lawrence Dam                Class A       53,300(13)       *         *
  c/o Televisa Inter-       Common Stock
  national, LLC
  7710 Haskell Avenue
  Van Nuys, California
  91406

Alejandro Rivera            Class A       50,000(13)       *         *
  c/o Finser Corporation    Common Stock
  550 Biltmore Way
  Suite 900
  Coral Gables, Florida
  33134

Emilio Romano               N/A              0             0         0
  Avenida Chapultapec
  No. 28
  06724 Mexico, D.F.
  Mexico

Chester and Naomi Smith      Series A     367,112(12)       *        *
  c/o J. Wilmer Jensen, Esq. Preferred
  1514 H Street
  Modesto, California 95354

All directors and            Class A,    22,070,068(5)(6)(9)  5.1    38.4
  executive officers as a    Class P,
  group (10 persons)         Class T and
                             Class V
                             Common Stock


_______________________

(1) Unless otherwise indicated, the address of each executive officer and director is 1999 Avenue of the Stars, Suite
     3050, Los Angeles, California 90067.

(2)  Each of A. Jerrold Perenchio and his affiliates
     ("Perenchio"), Grupo Televisa, S.A. de C.V. and its affiliates ("Televisa"), Corporacion Venezolana de
     Television, C.A. (Venevision) and its affiliates
     ("Venevision"), beneficially own 100% of the Class P Common
     Stock, Class T Common Stock and Class V Common Stock, respectively. Chester and Naomi Smith beneficially own 100% of the Series A Preferred.

(3) Assumes that the Class P, Class T and Class V Common Stock outstanding is converted into Class A Common Stock on a share for share basis and assumes that the 12,000 shares of Series A Preferred have been converted into 367,112 shares of Class A Common Stock since this may be done at any time in accordance with their respective terms. Includes options exercisable within 60 days. Does not include the shares issuable upon exercise of the 14,440,820 warrants that are outstanding (see footnote 6 below).

(4) Includes 441,435 shares of Class P Common Stock beneficially owned by Margaret Perenchio, A. Jerrold Perenchio's wife. Mr. Perenchio has the sole power to vote such shares pursuant to a proxy, but Mrs. Perenchio has sole power to dispose of or direct the disposition of such shares. Also includes 100 shares of Class A Common Stock owned by Mr. Perenchio.

(5) Perenchio, Televisa and Venevision have each formed a partnership in which they are the general partner and The Davila Family, LLC is the managing general and limited partner. The partnership with Perenchio owns 595,659 shares of Class A Common Stock and 6,017 shares of Class P Common Stock. The partnerships with Televisa and Venevision each own 234,674 shares of Class A Common Stock and 2,371 shares of Class T and Class V Common Stock, respectively. The partnerships with Televisa and Venevision also each own warrants to purchase 360,985 shares of Class A Common Stock and 3,646 shares of Class T and Class V Common Stock, respectively. The Davila Family, LLC has full dispositive and voting power over the shares of Class A Common Stock owned by the partnerships, and Perenchio, Televisa and Venevision each has full dispositive and voting power over the shares of Class P Common Stock, Class T Common Stock and Class V Common Stock owned by the partnership in which it is a partner. Based on a Schedule 13G dated February 14, 1997 filed by The Davila Family, LLC, it owned 13.3% of the Class A Common Stock outstanding as of such date. According to the Schedule 13G, The Davila Family, LLC disclaims beneficial ownership of the shares of the Company owned by any other person pursuant to Rule 13(d)(4) of the Securities Exchange Act of 1934, as amended.

(6) Excludes 6,859,425 shares of Class T Common Stock, 6,859,425 shares of Class V Common Stock and 721,970 shares of Class A Common Stock, issuable upon exercise of warrants beneficially owned by Televisa, Venevision and The Davila Family, LLC, respectively. Such warrants may be exercised by the holder, so long as the aggregate shares owned by Televisa, Venevision and all non-U.S. aliens do not represent more than 25% of the outstanding stock.

(7) Based on a report on Schedule 13G dated July 10, 1997, Janus Capital Corporation and/or its affiliates had shared voting and shared dispositive power over all such shares. Based on such Schedule 13G, Janus Capital Corporation owned 12.3% of the Class A Common Stock actually outstanding as of such date.

(8) Based on a report on Schedule 13G/A dated July 10, 1997, Putnam Investments, Inc. and/or its affiliates had shared voting and shared dispositive power over all such shares. Based on such Schedule 13G, Putnam Investments, Inc. owned 18.2% of the Class A Common Stock actually outstanding as of such date.

(9) A trust for the benefit of the family of Gustavo Cisneros and a trust for the benefit of the family of Ricardo Cisneros each owns a 50% indirect beneficial ownership interest in the equity of the Venevision affiliates that own these shares. These affiliates have shared voting and dispositive powers. Messrs. Gustavo and Ricardo Cisneros disclaim beneficial ownership of such shares.

(10) Assumes all warrants are exercised. (See footnote 6.) The warrants to purchase Class T and Class V Common Stock are subject to certain exercise restrictions.

(11) Based on a Schedule 13G dated February 11, 1997 filed by
     Stephen and Anne Rader, the Raders owned 9.9% of the Class A
     Common Stock outstanding as of such date. They share voting and dispositive powers.

(12) The Series A Preferred Stock is voting stock (one vote per share) and is convertible into 367,112 shares of Class A Common Stock at the option of the holders until March 20, 2001. The Series A Preferred is redeemable at the option of the holders at any time, and by the Company after March 20, 2001.

(13) Includes presently exercisable options.

        * Represents less than one percent.

                           OTHER MATTERS

     The Company is presenting no other matters to the stockholders.

                          By Order of the Board of Directors,


                          Robert V. Cahill,
                          Secretary


Los Angeles,

December 5, 1997

                              ANNEX I

     The portion of Article Fourth of the Restated Certificate of Incorporation that reads,

          "The Corporation shall have the authority to issue
          197,660,000 shares of Common Stock, par value $.01 per share, divided into the following classes:

               (i)   150,000,000 shares of Class A Common Stock
          (the "Class A Common Stock");

               (ii)  23,830,000 shares of Class P Common Stock
          (the "Class P Common Stock");

               (iii)      11,915,000 shares of Class T Common
          Stock (the "Class T Common Stock"); and

               (iv)  11,915,000 shares of Class V Common Stock
          (the "Class V Common Stock" and together with the
          Class A Common Stock, the Class P Common Stock and the
          Class T Common Stock, the "Common Stock")."

is amended to read:

          "The Corporation shall have the authority to issue
          342,000,000 shares of Common Stock, par value $.005 per share, divided into the following classes:

               (i)   150,000,000 shares of Class A Common Stock
          (the "Class A Common Stock");

               (ii)  96,000,000 shares of Class P Common Stock
          (the "Class P Common Stock");

               (iii)      48,000,000 shares of Class T Common
          Stock (the "Class T Common Stock"); and

               (iv)  48,000,000 shares of Class V Common Stock
          (the "Class V Common Stock" and together with the
          Class A Common Stock, the Class P Common Stock and the
          Class T Common Stock, the "Common Stock");"

and the following paragraph is added at the end of Article
Fourth:

               "Upon the effective time of the amendment of this Article Fourth as set forth above, each issued and outstanding share of Common Stock, $.01 par value per share, will be split up and become two shares of Common Stock, $.005 par value per share. The effective time of such amendment will be the close of business on the date of its filing with the Secretary of State of the State of Delaware. Certificates representing the additional shares created by the split will be issued and distributed shortly after the effective time of the amendment."